Exhibit 99.2

INDEPENDENT BANK CORPORATION AND SUBSIDIARIES
Supplemental Data

Non-performing assets

	June 30, 2007	December 31, 2006

	(dollars in thousands)

Non-accrual loans	$47,544	$35,683
Loans 90 days or more past due and
still accruing interest	7,165	3,479
Restructured loans	181	60

Total non-performing loans	54,890	39,222
Other real estate	5,363	3,153

Total non-performing assets	$60,253	$42,375

As a percent of Portfolio Loans
Non-performing loans	2.20%	1.58%
Allowance for loan losses	1.53	1.08
Non-performing assets to total assets	1.85	1.24
Allowance for loan losses as a percent of
non-performing loans	70	69

Allowance for loan losses

	Six months ended June 30,
	2007		2006

	Loan Losses	Unfunded Commitments	Loan Losses	Unfunded Commitments

	(in thousands)

Balance at beginning of period	$26,879	$1,881	$22,420	$1,820
Additions (deduction)
Provision charged to operating expense	22,658	374	3,979	(82)
Recoveries credited to allowance	1,140		1,225
Loans charged against the allowance	(12,464)		(4,056)

Balance at end of period	$38,213	$2,255	$23,568	$1,738

Net loans charged against the allowance to
average Portfolio Loans (annualized)	0.92%		0.24%

Alternative Sources of Funds

	June 30, 2007			December 31, 2006

	Amount	Average Maturity	Rate	Amount	Average Maturity	Rate

	(dollars in thousands)

Brokered CDs(1)	$812,929	1.7 years	4.71%	$1,055,010	1.9 years	4.72%
Fixed rate FHLB advances(1)	43,199	5.6 years	6.08	58,272	4.6 years	5.66
Variable rate FHLB advances(1)				2,000	0.5 years	5.31
Securities sold under agreements to
Repurchase(1)				83,431	0.1 years	5.34
Federal funds purchased	17,517	1 day	5.50	84,081	1 day	5.40

Total	$873,645	1.9 years	4.80%	$1,282,794	1.8 years	4.85%

(1)     Certain of these items have had their average maturity and rate altered through the use of derivative instruments, including pay-fixed and pay-variable interest rate swaps.

Capitalization

	June 30, 2007	December 31, 2006

	(in thousands)

Unsecured debt	$4,000	$5,000

Subordinated debentures	72,269	64,197
Amount not qualifying as regulatory capital	(2,169)	(1,847)

Amount qualifying as regulatory capital	70,100	62,350

Shareholders' Equity
Preferred stock, no par value
Common stock, par value $1.00 per share	22,586	22,865
Capital surplus	195,014	200,241
Retained earnings	26,138	31,420
Accumulated other comprehensive income	296	3,641

Total shareholders' equity	244,034	258,167

Total capitalization	$318,134	$325,517

Non-Interest Income

	Three months ended			Six months ended
	June 30,	March 31,	June 30,	June 30,
	2007	2007	2006	2007	2006

	(in thousands)

Service charges on deposit
accounts	$6,380	$4,888	$5,031	$11,268	$9,499
Mepco litigation settlement					2,800
Net gains on assets sales
Real estate mortgage loans	1,238	1,081	1,188	2,319	2,214
Securities	128	79	171	207	171
VISA check card interchange income	1,292	950	871	2,242	1,662
Real estate mortgage loan servicing	712	527	621	1,239	1,274
Mutual fund and annuity commissions	467	479	351	946	646
Bank owned life insurance	448	449	401	897	793
Title insurance fees	430	414	440	844	882
Manufactured home loan origination fees
and commissions	115	114	247	229	486
Other	1,563	1,689	1,524	3,252	2,956

Total non-interest income	$12,773	$10,670	$10,845	$23,443	$23,383

Real Estate Mortgage Loan Activity

	Three months ended			Six months ended
	June 30,	March 31,	June 30,	June 30,
	2007	2007	2006	2007	2006

	(in thousands)

Real estate mortgage loans originated	$129,613	$116,815	$135,783	$246,428	$254,434
Real estate mortgage loans sold	77,913	69,212	73,223	147,125	133,470
Real estate mortgage loans sold with servicing
rights released	12,604	11,679	8,936	24,283	16,380
Net gains on the sale of real estate mortgage loans	1,238	1,081	1,188	2,319	2,214
Net gains as a percent of real estate mortgage
loans sold ("Loan Sale Margin")	1.59%	1.56%	1.62%	1.58%	1.66%
SFAS #133 adjustments included in the Loan
Sale Margin	0.00	(0.04)	(0.13)	0.00	0.05

Capitalized Real Estate Mortgage Loan Servicing Rights

	Three months ended June 30,		Six months ended June 30,
	2007	2006	2007	2006

	(in thousands)

Balance at beginning of period	$14,961	$13,728	$14,782	$13,439
Originated servicing rights capitalized	776	760	1,462	1,394
Amortization	(432)	(371)	(839)	(716)
(Increase)/decrease in impairment reserve	138	11	38	11

Balance at end of period	$15,443	$14,128	$15,443	$14,128

Impairment reserve at end of period	$30		$30

Non-Interest Expense

	Three months ended			Six months ended
	June 30,	March 31,	June 30,	June 30,
	2007	2007	2006	2007	2006

	(in thousands)

Salaries	$10,776	$10,001	$9,358	$20,777	$18,734
Performance-based compensation and benefits	1,153	1,321	315	2,474	1,804
Other benefits	2,855	2,646	2,601	5,501	5,277

Compensation and employee benefits	14,784	13,968	12,274	28,752	25,815
Occupancy, net	2,735	2,614	2,420	5,349	5,107
Furniture, fixtures and equipment	1,991	1,900	1,733	3,891	3,516
Data processing	1,912	1,438	1,418	3,350	2,760
Advertising	1,341	1,152	1,016	2,493	2,003
Loan and collection	1,221	1,006	982	2,227	1,805
Credit card and bank service fees	970	967	1,015	1,937	1,922
Communications	1,014	830	852	1,844	1,843
Supplies	581	607	516	1,188	1,025
Amortization of intangible assets	935	570	600	1,505	1,200
Legal and professional	457	506	396	963	884
Branch acquisition and conversion costs	(92)	422		330
Goodwill impairment		343	612	343	612
Other	1,952	1,643	1,706	3,595	3,286

Total non-interest expense	$29,801	$27,966	$25,540	$57,767	$51,778

Average Balances and Tax Equivalent Rates

	Three Months Ended June 30,
	2007			2006

	Average Balance	Interest	Rate	Average Balance	Interest	Rate

	(dollars in thousands)

Assets
Taxable loans (1)	$2,523,614	$50,468	8.01%	$2,461,397	$48,362	7.87%
Tax-exempt loans (1,2)	9,761	166	6.82	6,577	115	7.01
Taxable securities	202,342	2,592	5.14	210,785	2,797	5.32
Tax-exempt securities (2)	230,873	4,069	7.07	248,301	4,498	7.27
Other investments	38,068	464	4.89	17,359	199	4.60

Interest Earning Assets -
Continuing Operations	3,004,658	57,759	7.70	2,944,419	55,971	7.62

Cash and due from banks	49,947			52,906
Taxable loans - discontinued operations	744			201,017
Other assets, net	230,147			210,694

Total Assets	$3,285,496			$3,409,036

Liabilities
Savings and NOW	$994,116	4,728	1.91	$850,491	3,077	1.45
Time deposits	1,521,496	18,650	4.92	1,354,352	13,894	4.11
Long-term debt	2,495	29	4.66	4,495	52	4.64
Other borrowings	129,781	2,284	7.06	398,925	5,655	5.69

Interest Bearing Liabilities -
Continuing Operations	2,647,888	25,691	3.89	2,608,263	22,678	3.49

Demand deposits	300,329			277,340
Time deposits - discontinued operations	527			176,316
Other liabilities	82,591			91,716
Shareholders' equity	254,161			255,401

Total liabilities and shareholders' equity	$3,285,496			$3,409,036

Tax Equivalent Net Interest Income		$32,068			$33,293

Tax Equivalent Net Interest Income
as a Percent of Earning Assets			4.27%			4.53%

(1)	All domestic
(2)	Interest on tax-exempt loans and securities is presented on a fully tax equivalent basis assuming a marginal tax rate of 35%

Average Balances and Tax Equivalent Rates

	Six Months Ended June 30,
	2007			2006

	Average Balance	Interest	Rate	Average Balance	Interest	Rate

	(dollars in thousands)

Assets
Taxable loans (1)	$2,517,273	$100,317	8.01%	$2,434,790	$94,340	7.79%
Tax-exempt loans (1,2)	9,639	326	6.82	6,237	220	7.11
Taxable securities	193,787	5,069	5.27	216,082	5,645	5.27
Tax-exempt securities (2)	234,741	8,190	7.04	251,482	9,031	7.24
Other investments	31,850	778	4.93	17,398	422	4.89

Interest Earning Assets -
Continuing Operations	2,987,290	114,680	7.72	2,925,989	109,658	7.54

Cash and due from banks	51,907			54,012
Taxable loans - discontinued operations	16,737			198,099
Other assets, net	218,120			207,656

Total Assets	$3,274,054			$3,385,756

Liabilities
Savings and NOW	$949,021	8,977	1.91	$864,533	6,065	1.41
Time deposits	1,514,266	36,809	4.90	1,358,177	26,833	3.98
Long-term debt	2,743	63	4.63	4,743	109	4.63
Other borrowings	164,529	5,554	6.81	360,862	9,922	5.54

Interest Bearing Liabilities-
Continuing Operations	2,630,559	51,403	3.94	2,588,315	42,929	3.34

Demand deposits	291,598			276,647
Time deposits - discontinued operations	12,173			172,051
Other liabilities	82,828			96,930
Shareholders' equity	256,896			251,813

Total liabilities and shareholders' equity	$3,274,054			$3,385,756

Tax Equivalent Net Interest Income		$63,277			$66,729

Tax Equivalent Net Interest Income
as a Percent of Earning Assets			4.25%			4.58%

(1)	All domestic
(2)	Interest on tax-exempt loans and securities is presented on a fully tax equivalent basis assuming a marginal tax rate of 35%